Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated July 27, 2012
to the Statutory Prospectus for Class A, C and R Shares of Allianz Funds Multi-Strategy Trust
Dated April 2, 2012 (as revised June 1, 2012)
Disclosure Relating to the Allianz RCM International Small-Cap Fund
The Fund’s average annual total returns are restated as follows:
Average Annual Total Returns (for period ended 12/31/11)

				Fund Inception
	1 Year	5 Years	10 Years	(12/31/97)
Class A – Before Taxes	-21.80%	-2.34%	8.36%	11.22%
Class A – After Taxes on Distributions	-21.80%	-4.72%	6.95%	9.36%
Class A- After Taxes on Distributions and Sale of Fund Shares	-14.17%	-2.67%	6.98%	9.25%
Class C	-18.70%	-1.97%	8.17%	10.85%
Class R	-17.47%	-1.48%	8.70%	11.40%
S&P Developed Ex-US Small Cap Growth Index*	-14.52%	-3.46%	7.77%	5.16%
MSCI World ex-USA Small Cap Index (net)	-15.81%	-3.23%	9.41%	6.67%
MSCI EAFE Small Cap Index (net)	-15.94%	-4.14%	9.01%	6.24%
Lipper International Small/Mid Cap Growth Funds Average	-14.65%	-2.22%	9.17%	7.47%

*	The MSCI World ex-USA Small Cap Index replaced the S&P Developed Ex-US Small Cap Growth Index as the Fund’s primary benchmark as of July 16, 2012 to reflect certain changes to the Fund’s investment strategy. The Fund’s performance will also be compared to a secondary benchmark, the MSCI EAFE Small Cap Index (Europe, Australia, Far East).
Please retain this Supplement for future reference.